                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement of WHX Corporation on Form S-8 of our report dated April 26, 2001 relating to the financial statements of WHX Corporation, which appears in WHX
Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, as amended.

PricewaterhouseCoopers LLP